UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21537

Name of Fund: Multi-Strategy Hedge Opportunities LLC

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Multi-Strategy Hedge Opportunities LLC, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 03/31/05

Date of reporting period: 01/03/05 - 03/31/05

Item 1 - Report to Stockholders

                                        Multi-Strategy Hedge
                                        Opportunities LLC

                                        Annual Report
                                        March 31, 2005

Multi-Strategy Hedge Opportunities LLC

Portfolio Information as of March 31, 2005

                                                                Percent of Total
Ten Largest Holdings                                              Investments
--------------------------------------------------------------------------------
Canyon Value Realization Fund LP .......................................    9.0%
Para Partners LP .......................................................    8.2
Golden Tree Credit Opportunities LP ....................................    7.4
Kinetics Partners LP ...................................................    7.3
Copper Beech Partners II LP ............................................    7.1
Glenview Institutional Partners LP .....................................    6.9
Maverick Levered Partners LP ...........................................    5.0
CRG Partners LP ........................................................    4.8
Context Convertible Arbitrage Fund LP ..................................    4.5
Smith Breeden Mortgage Partners LP .....................................    4.3
--------------------------------------------------------------------------------

                                                                      Percent of
Investments by Strategy                                               Net Assets
--------------------------------------------------------------------------------
Event Driven ..............................................              27.0%
Equity Opportunistic ......................................              26.7
Managed Futures ...........................................              14.0
Directional ...............................................              12.4
Convertible Arbitrage .....................................               4.3
Fixed Income ..............................................               4.2
Multi-Strategy ............................................               4.1
Equity Neutral ............................................               3.8
Other* ....................................................               3.5
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term securities.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


2       MULTI-STRATEGY HEDGE OPPORTUNITIES LLC       MARCH 31, 2005

A Letter From the President

Dear Shareholder

Financial markets broadly posted positive returns over the most recent reporting period, with international equities providing some of the most impressive results.

Total Returns as of March 31, 2005                                 6-month      12-month
========================================================================================
U.S. equities (Standard & Poor's 500 Index)                        + 6.88%       + 6.69%
----------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                       + 8.00        + 5.41
----------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)    +15.13        +15.06
----------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                + 0.47        + 1.15
----------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)     + 1.21        + 2.67
----------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)     + 3.39        + 7.84
----------------------------------------------------------------------------------------

The U.S. economy continued to show resilience in the face of the Federal Reserve Board's (the Fed's) continued interest rate hikes and, more recently, higher oil prices. The Fed's measured tightening program brought the federal funds rate to 2.75% by period-end as the central bank continued its campaign to combat emergent inflation. In fact, business costs have been rising, which is beginning to put pressure on corporate profit margins. Consumer prices have been moving up as well, particularly in the areas of gasoline prices, healthcare costs, housing and education.

U.S. equities ended 2004 in a strong rally, but stumbled into negative territory in the first quarter of 2005. On the positive side, corporations have been accelerating their hiring plans, capital spending remains reasonably robust and merger-and-acquisition activity has increased. Offsetting the positives are slowing corporate earnings growth, renewed energy price concerns and the potential for an economic slowdown later this year. International equities, especially in Asia, have benefited from higher economic growth rates. China, in particular, recorded growth of more than 9% in 2004.

In the bond market, long-term interest rates finally began to inch higher while significant increases have been recorded on the short end. This resulted in a flattening of the yield curve throughout much of the current reporting period. At March 31, 2005, the two-year Treasury note yielded 3.80% and the 10-year note yielded 4.50%, a difference of 70 basis points (.70%). This compared to a spread of 151 basis points six months earlier and 226 basis points 12 months ago.

Looking ahead, the environment is likely to be a challenging one for investors, with diversification and selectivity becoming increasingly important themes. With this in mind, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                        Sincerely,


                                        /s/ Robert C. Doll, Jr.

                                        Robert C. Doll, Jr.
                                        President and Director


        MULTI-STRATEGY HEDGE OPPORTUNITIES LLC       MARCH 31, 2005            3

A Discussion With Your Fund's Portfolio Manager

      We are pleased to provide you with this first shareholder report for Multi-Strategy Hedge Opportunities LLC, a closed-end fund designed to offer accredited investors access to opportunities in the hedge fund market.

What is the Fund's investment objective?

Multi-Strategy Hedge Opportunities seeks to achieve high total returns through investments in hedge funds and other investment vehicles that pursue alternative investment strategies. The Fund seeks to accomplish its objective by investing primarily in hedge funds, commodity pools, funds of funds and other alternative investment pools managed by securities and commodity trading advisers. Through these types of investments, the Fund will typically gain exposure to several common alternative investment strategies, such as relative value, global macro, long/short equity and event-driven strategies. These are among the different strategies that hedge funds in the market today use to generate returns and manage risks. In the discussion that follows, we will make reference to "managers," or hedge funds, that employ these various strategies. The Fund's allocations to underlying managers and strategies are based on, among other factors, quantitative techniques and risk management guidelines that seek to maintain diversification.

How has the Fund performed since its inception?

Since its inception on January 3, 2005, through March 31, 2005, the units of Multi-Strategy Hedge Opportunities LLC provided a total net investment return of -.21%, based on a change in per share net asset value from $1.00 to $.9979. This compares to the -.20% return of the Standard & Poor's (S&P) Hedge Fund Index for the same period. The Fund outperformed more traditional investments during this three-month timeframe, including the S&P 500 Index, which returned -2.15%, and the Lehman Brothers Aggregate Bond Index, which returned -.48%.

Describe the market environment and how the various alternative investment strategies fared under these conditions.

After a strong fourth quarter of 2004, the first quarter of 2005 proved more challenging for financial markets, which were pressured by rising interest rates, surging oil prices and decelerating earnings growth. Equity and debt markets declined, while a profit warning from General Motors contributed to a widening of credit spreads in March. Despite the broad market weakness, equity volatility remained rather muted.

Our event-driven strategies (broadly consisting of managers investing in high yield and distressed credits, corporate restructurings, reorganizations, spin-offs, special situations and capital structure arbitrage) produced positive results for the period. However, performance among investments was mixed. Managers that focused on special situations were able to generate profits in January, while high yield and distressed debt managers struggled as credit spreads widened. Although spreads recovered and tightened further in February, disappointing earnings guidance from General Motors led to a widespread credit sell-off in mid-March. In addition, technical conditions deteriorated as high yield mutual fund flows were negative and several new issues came to market.

Our equity opportunistic hedge fund investments were modestly positive during the period, as short-selling and some more traditional long investments helped mitigate the losses of the broader stock markets. Managers with short positions in interest-rate-sensitive sectors, including consumers, financials and telecommunications, outperformed. Year-to-date, energy and commodity stocks have replaced technology as the momentum plays of the markets and, accordingly, equity managers with significant long energy exposure outperformed.

Equity market neutral managers generally produced positive performance during the period, as investors started to shift their attention from solely macroeconomic and political events to company fundamentals. This change in sentiment benefited the strategy because market neutral managers tend to focus on earnings expectations, financial quality, and relative valuation differences between companies. In addition, statistical arbitrage managers who focus on technical market factors, such as price mean reversion and momentum, performed positively as the relative valuation gap between cheap and expensive stocks narrowed. One of our managers who trades on price data generated profits mainly from intra-day and short-term models.

The markets were challenging for directional managers during the period, as there were few clear trends in the marketplace. Many directional managers were short the U.S. dollar, assuming that it would depreciate because of the growing U.S. budget and current account deficits. However, the dollar rallied throughout the quarter as the U.S. economy remained strong and the Federal Reserve Board (the Fed) continued to


4       MULTI-STRATEGY HEDGE OPPORTUNITIES LLC       MARCH 31, 2005
raise interest rates in a measured fashion. Our managers were able to mitigate their losses from currency and equity trading by generating profits in the agriculture and energy markets.

The managed futures space also struggled in a difficult market environment, mainly due to movements in the U.S. dollar. Similar to the experience of macro managers, losses were posted in foreign exchange trading as the dollar reversed its downward trend and began to strengthen. Overall, currency markets remained very choppy with no clear trends in place. Somewhat offsetting losses from currency trading, our managers took advantage of rising prices and higher demand globally to generate profits in the energy and metals sectors. In addition, the managers in the portfolio posted gains by shorting the front end of the U.S. yield curve and taking a long position in European bonds.

Despite rising interest rates and a flattening yield curve (which are generally challenging for fixed income managers), our fixed income arbitrage managers were able to generate positive returns. The Fed noted that increased inflationary pressures could force it to abandon its measured monetary tightening policy. However, volatility remained rather subdued and mortgages continued to perform well, although spreads began to widen in late March. Our managers produced positive returns mainly through trading commercial mortgage-backed and asset-backed securities versus duration-matched swaps.

Convertible arbitrage managers weathered a difficult environment during the first quarter. In fact, March was the worst month for this strategy since 1999. Redemptions out of the strategy (and the fear of additional redemptions) continued to depress convertible bond valuations and cast a pall over the market. Despite several short-lived upturns, equity volatility remained near multi-year lows and our managers were unable to generate profits. The Fund remains heavily underweight in this sector.

How have you managed the Fund since its inception?

The portfolio's assets under management grew from $51 million at the product's launch in January to $73 million at March 31, 2005. We made no major changes to the portfolio allocation since the Fund's inception. As our assets under management grew, we increased allocations to existing managers and selectively added a new managed futures fund that focuses on non-financial commodity trading.

At March 31, 2005, the Fund was comprised of 22 underlying managers and its market exposure was broken down as follows: Event-driven/special situations (27.0%), equity opportunistic (26.7%), directional (12.4%), managed futures (14.0%, of which 8.8% is fundamental), equity market neutral (3.8%), convertible arbitrage (4.3%), fixed income arbitrage (4.2%) and multi-strategy (4.1%).

How would you characterize the Fund's position at the close of the period?

The Fund remains defensively positioned, favoring managers that have the ability to respond to changing market conditions. In the fixed income markets, we continue to believe that yield spreads will widen. While we are positioned to benefit from any potential widening of spreads, we believe that an aggressive stance is not prudent given the market's temperament. In the equity markets, we believe the movement to a market neutral strategy will bear fruit and continue to bolster the Fund's relative performance. Overall, rising interest rates and decelerating economic growth could create further instability across the financial markets, placing increased importance on hedge fund manager selection and strategy allocation.

Fabio Savoldelli
Vice President and Portfolio Manager

April 15, 2005


        MULTI-STRATEGY HEDGE OPPORTUNITIES LLC       MARCH 31, 2005            5

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, and (b) operating expenses, including advisory fees, member services fees and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 3, 2005 and held through March 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                         Expenses Paid
                                                       Beginning          Ending       During the Period*
                                                     Account Value     Account Value   January 3, 2005 to
                                                    January 3, 2005   March 31, 2005     March 31, 2005
=========================================================================================================
Actual
=========================================================================================================
Multi-Strategy Hedge Opportunities LLC                  $1,000           $  997.90           $7.13
=========================================================================================================
Hypothetical (5% annual return before expenses)**
=========================================================================================================
Multi-Strategy Hedge Opportunities LLC                  $1,000           $1,004.83           $7.24
=========================================================================================================

* Expenses are equal to the annualized expense ratio of 2.96%, multiplied by the average account value over the period, multiplied by 88/365 (to reflect the three-month period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal three months divided by 365.


6       MULTI-STRATEGY HEDGE OPPORTUNITIES LLC       MARCH 31, 2005

Schedule of Investments                                        (in U.S. dollars)

Strategy                            Portfolio Funds                                                               Value
==========================================================================================================================
Convertible Arbitrage--4.3%         Context Convertible Arbitrage Fund LP                                      $ 3,256,297
==========================================================================================================================
Directional--12.4%                  Cornerstone International Value Fund LLC                                     1,302,241
                                    CRG Partners LP                                                              3,519,333
                                    Neon Liberty Emerging Markets Fund LP                                        1,432,322
                                    TGM Eagle Fund                                                               3,085,397
                                                                                                               -----------
                                                                                                                 9,339,293
==========================================================================================================================
Equity Neutral--3.8%                Ventus US$ Double Leverage Fund                                              2,887,179
==========================================================================================================================
Equity Opportunistic--26.7%         Copper Beech Partners II LP                                                  5,132,802
                                    Glenview Institutional Partners LP                                           5,038,098
                                    Kinetics Partners LP                                                         5,303,513
                                    Maverick Levered Partners LP                                                 3,654,487
                                    Zaxis Equity Neutral LP                                                        974,174
                                                                                                               -----------
                                                                                                                20,103,074
==========================================================================================================================
Event Driven--27.0%                 Canyon Value Realization Fund LP                                             6,572,485
                                    Golden Tree Credit Opportunities LP                                          5,369,884
                                    LibertyView Credit Opportunities Fund II, LLC                                2,421,662
                                    Para Partners LP                                                             5,989,548
                                                                                                               -----------
                                                                                                                20,353,579
==========================================================================================================================
Fixed Income--4.2%                  Smith Breeden Mortgage Partners LP                                           3,124,880
==========================================================================================================================
Managed Futures--14.0%              Grossman Currency Fund LP                                                    2,396,923
                                    FX Concepts Global Funds Master Trust                                        1,836,754
                                    Kottke Arbitrage Opportunity Fund LLC                                        2,375,860
                                    Salem Futures Fund LP                                                        1,821,326
                                    Winton Futures Fund                                                          2,105,108
                                                                                                               -----------
                                                                                                                10,535,971
==========================================================================================================================
Multi-Strategy--4.1%                Double Black Diamond LP                                                      3,111,009
==========================================================================================================================
Total Investments (Cost--$72,400,000*)--96.5%                                                                   72,711,282

Other Assets Less Liabilities--3.5%                                                                              2,636,178
                                                                                                               -----------
Net Assets--100.0%                                                                                             $75,347,460
                                                                                                               ===========

* The cost and unrealized appreciation (depreciation) of investments as of March 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ............................................   $72,400,000
                                                                    ===========
      Gross unrealized appreciation .............................   $   996,488
      Gross unrealized depreciation .............................   $  (685,206)
                                                                    -----------
      Net unrealized appreciation ...............................   $   311,282
                                                                    ===========

      See Notes to Financial Statements.


        MULTI-STRATEGY HEDGE OPPORTUNITIES LLC       MARCH 31, 2005            7

Statement of Assets and Liabilities

As of March 31, 2005
===============================================================================================================================
Assets
-------------------------------------------------------------------------------------------------------------------------------
                       Investments in Portfolio Funds*, at value (identified cost--$72,400,000)                    $ 72,711,282
                       Cash and cash equivalents ..............................................                      12,794,126
                       Investments paid in advance ............................................                       1,000,000
                       Interest receivable ....................................................                           6,831
                       Reimbursement from advisor .............................................                          49,631
                       Prepaid expenses and other assets ......................................                         336,555
                                                                                                                   ------------
                       Total assets ...........................................................                      86,898,425
                                                                                                                   ------------
===============================================================================================================================
Liabilities
-------------------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Investment adviser ..................................................    $    238,515
                          Service agents ......................................................         302,759         541,274
                                                                                                   ------------
                       Subscriptions received in advance ......................................                      10,409,843
                       Redemptions Payable ....................................................                          48,398
                       Accrued expenses and other liabilities .................................                         551,450
                                                                                                                   ------------
                       Total liabilities ......................................................                      11,550,965
                                                                                                                   ------------
===============================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------------------
                       Net assets .............................................................                    $ 75,347,460
                                                                                                                   ============
===============================================================================================================================
Net Assets Consist of
-------------------------------------------------------------------------------------------------------------------------------
                       Investors' capital .....................................................                    $ 75,485,403
                       Unrealized appreciation--net ...........................................                         311,282
                       Undistributed net investment loss ......................................                        (449,225)
                                                                                                                   ------------
                       Net Assets .............................................................                    $ 75,347,460
                                                                                                                   ============
                       Shares outstanding .....................................................                      75,509,304
                                                                                                                   ============
                       Net asset value per share ..............................................                    $      .9979
                                                                                                                   ============

*     Non-income securities.

      See Notes to Financial Statements.


8       MULTI-STRATEGY HEDGE OPPORTUNITIES LLC       MARCH 31, 2005

Statement of Operations

For the Period January 3, 2005+ to  March 31, 2005
===============================================================================================================================
Investment Income
-------------------------------------------------------------------------------------------------------------------------------
                       Interest ...............................................................                    $     21,968
                                                                                                                   ------------
===============================================================================================================================
Expenses
-------------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ...............................................    $    238,515
                       Offering costs .........................................................         112,185
                       Accounting and administration services .................................          47,327
                       Member services fee ....................................................          39,761
                       Professional fees ......................................................          33,750
                       Printing and shareholder reports .......................................           9,625
                       Directors' fees and expenses ...........................................           8,500
                       Custodian fees .........................................................           1,800
                       Other ..................................................................          29,361
                                                                                                   ------------
                       Total expenses .........................................................                         520,824
                                                                                                                   ------------
                       Less: Expense waivers ..................................................                         (49,631)
                                                                                                                   ------------
                       Net expenses ...........................................................                         471,193
                                                                                                                   ------------
                       Investment loss -- net .................................................                        (449,225)
                                                                                                                   ------------
===============================================================================================================================
Unrealized Gain
-------------------------------------------------------------------------------------------------------------------------------
                       Unrealized appreciation on investments -- net ..........................                         311,282
                                                                                                                   ------------
                       Net Decrease in Net Assets Resulting from Operations ...................                    $   (137,943)
                                                                                                                   ============

+     Commencement of operations.

      See Notes to Financial Statements.


        MULTI-STRATEGY HEDGE OPPORTUNITIES LLC       MARCH 31, 2005            9

Statements of Changes in Net Assets

                                                                                      For the Period
                                                                                     January 3, 2005+
                                                                                        to March 31,
Increase (Decrease) in Net Assets:                                                         2005
=====================================================================================================
Operations
-----------------------------------------------------------------------------------------------------
                       Investment loss -- net .......................................    $   (449,225)
                       Unrealized appreciation -- net ...............................         311,282
                                                                                         ------------
                       Net decrease in net assets resulting from operations .........        (137,943)
                                                                                         ------------
=====================================================================================================
Capital Transactions
-----------------------------------------------------------------------------------------------------
                       Proceeds from contributions ..................................    $ 75,433,801
                       Fair value of withdrawals ....................................         (48,398)
                                                                                         ------------
                       Net increase in net assets derived from capital transactions .      75,385,403
                                                                                         ------------
=====================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------
                       Total increase in net assets .................................      75,247,460
                       Beginning of period ..........................................         100,000
                                                                                         ------------
                       End of period ................................................    $ 75,347,460
                                                                                         ============

+     Commencement of operations.

      See Notes to Financial Statements.


10      MULTI-STRATEGY HEDGE OPPORTUNITIES LLC       MARCH 31, 2005

Statement of Cash Flows

For the Period January 3, 2005+ to March 31, 2005
=====================================================================================================
Cash Used for Operating Activities
-----------------------------------------------------------------------------------------------------
                       Net decrease in net assets resulting from operations .........    $   (137,943)
                       Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
                          Increase in receivables ...................................      (1,006,831)
                          Increase in other assets ..................................        (386,186)
                          Increase in other liabilities .............................      11,550,965
                          Increase in unrealized gain -- net ........................        (311,282)
                       Purchases of long-term securities ............................     (72,400,000)
                                                                                         ------------
                       Net cash used for investing activities .......................     (62,691,277)
                                                                                         ------------
=====================================================================================================
Cash Provided by Financing Activities
-----------------------------------------------------------------------------------------------------
                       Cash receipts from issuance of Units .........................    $ 75,433,801
                       Cash disbursements from tender of Units ......................         (48,398)
                                                                                         ------------
                       Net cash provided by financing activities ....................      75,385,403
                                                                                         ------------
=====================================================================================================
Cash & Cash Equivalents
-----------------------------------------------------------------------------------------------------
                       Net increase in cash and cash equivalents ....................      12,694,126
                       Cash and cash equivalents at beginning of period .............         100,000
                                                                                         ------------
                       Cash and cash equivalents at end of period ...................    $ 12,794,126
                                                                                         ============

+     Commencement of operations.

      See Notes to Financial Statements.


        MULTI-STRATEGY HEDGE OPPORTUNITIES LLC       MARCH 31, 2005           11

Financial Highlights

                                                                                      For the Period
                                                                                     January 3, 2005+
The following ratios have been derived from                                             to March 31,
information provided in the financial statements.                                          2005
=====================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period .........................    $     1.0000
                       Investment loss -- net .......................................          (.0070)
                       Unrealized gain ..............................................           .0049
                                                                                         ------------
                       Total from investment operations .............................          (.0021)
                                                                                         ------------
                       Net asset value, end of period ...............................    $      .9979
                                                                                         ============
=====================================================================================================
Total Investment Return
-----------------------------------------------------------------------------------------------------
                       Total investment return ......................................            (.21%)++
                                                                                         ============
=====================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------
                       Expenses .....................................................            3.28%*
                                                                                         ============
                       Expenses net of reimbursement ................................            2.96%*
                                                                                         ============
                       Investment loss -- net .......................................           (2.83%)*
                                                                                         ============
=====================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands) .....................    $     75,347
                                                                                         ============
                       Portfolio turnover ...........................................               0%
                                                                                         ============

*     Annualized.
+     Commencement of operations.
++     Aggregate total investment return; not annualized.

      See Notes to Financial Statements.


12      MULTI-STRATEGY HEDGE OPPORTUNITIES LLC       MARCH 31, 2005

Notes to Financial Statements

1. Significant Accounting Policies:

Multi-Strategy Hedge Opportunities LLC (the "Company") is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. The Company's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Company offers one class of shares, which may be sold with a front-end sales charge. The following is a summary of significant accounting policies followed by the Company.

(a) Valuation of investments in Portfolio Funds -- The Company values its investments in Portfolio Funds at fair value in accordance with procedures established by the Board of Directors. The valuations reported by the Portfolio Fund Managers of the Portfolio Funds, upon which the Company calculates its month-end net asset value and net asset value per Unit, may be subject to later adjustment, based upon information reasonably available at that time. The Company will pay repurchase proceeds, as well as calculate management fees, on the basis of net asset valuations determined using the best information available as of the valuation date. In the event a Portfolio Fund subsequently corrects, revises or adjusts a valuation after the Company has determined a net asset value, the Company will generally not make any retroactive adjustment to such net asset value, or to any amounts paid based on such net asset value, to reflect a revised valuation.

(b) Income taxes -- The Company is classified as a partnership for federal income tax purposes. As such, each investor in the Company is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Company. Therefore, no federal income tax provision is required.

(c) Security transactions and investment income -- Portfolio Fund transactions are recorded on the effective dates of the transactions. Realized gains and losses on Portfolio Fund transactions are determined on the average cost basis. Interest income is recognized on the accrual basis.

(d) Cash balances -- The Company maintains cash in the PNC Money Market account, which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers LLC ("MLIM"). MLIM is an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co.").

MLIM is responsible for the management of the Company's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Company. For such services, the Company pays a monthly fee at an annual rate of 1.50% of the average month-end value of the Company's net assets.

The Company has also entered into a Member Services Agreement with FAM Distributors, Inc. ("FAMD" and the "Service Agent"), an affiliate of MLIM. FAMD provides or arranges for provision of ongoing investor and account maintenance services. The Company pays a monthly fee computed at the annual rate of .25% of the Company's average month-end assets (the "Service Fee"). The Service Fee will be paid to the Service Agent to reimburse it for payments made to broker-dealers and financial advisors that have agreed to provide ongoing investor and account maintenance services to members of the Company and for ongoing investor servicing activities performed by the Service Agent.

For the three-month period ended March 31, 2005, FAMD received $1,878,119 in distribution fees on sales of shares in the Company.

Certain officers and/or directors of the Company are officers and/or directors of MLIM and/or ML & Co.

3. Investments:

Purchases of investments, excluding short-term securities, for the three months ended March 31, 2005 were $72,400,000.


        MULTI-STRATEGY HEDGE OPPORTUNITIES LLC       MARCH 31, 2005           13

4. Capital Share Transactions:

An investor purchases Units in the Company and the Units are offered at their net asset value. The minimum initial investment for each investor is $25,000 (net of any distribution fees) and the minimum additional investment is $10,000. An investor's subscription for Units is irrevocable by the investor and will generally require the investor to maintain its investment in the Company until such time as the Company offers to repurchase the Units in a tender offering. No member or other person holding Units acquired from a Member will have the right to require the Company to redeem the Units. The Company may from time to time repurchase Units from Members in accordance with written tenders by Members at those times, in those amounts and on terms and conditions as the Board of Directors may determine in its sole discretion. The Adviser expects that it will recommend to the Board of Directors that the Company offer to repurchase Units from Members quarterly on the last business day of March, June, September and December.

Transactions in capital shares were as follows:

--------------------------------------------------------------------------------
For the Three Months                                                  Dollar
Ended March 31, 2005                           Shares                 Amount
--------------------------------------------------------------------------------
Shares sold ......................            75,457,804           $ 75,433,801
Shares tendered ..................               (48,500)               (48,398)
                                            -----------------------------------
Net increase .....................            75,409,304           $ 75,385,403
                                            ===================================

5. Investments in Portfolio Funds:

The following table lists the Company's investments in Portfolio Funds for the period ending March 31, 2005, none of which was a related party. The agreements related to investments in Portfolio Funds provide for the compensation in the form of management fees of 1% to 3% (per annum) of net assets and performance incentive fees or allocations of 10% to 20% of net profits earned.

Information about the underlying investments held by the Portfolio Funds is not readily available, so it is unknown whether the Portfolio Funds hold any single investment whereby the Company's proportionate share exceeds 5% of the Company's net assets at March 31, 2005.

-----------------------------------------------------------------------------------------------------------------------
                                                                                      Fees
                           % of Fund's                        Net Income    -------------------------       Redemptions
2005 Investments        Total Fair Value        Fair Value      (Loss)      Management      Incentive        Permitted
-----------------------------------------------------------------------------------------------------------------------
Canyon Value                    9.0%           $ 6,572,485    $   72,485       1.5%            20%            Monthly
Context Convertible             4.5%             3,256,297      (143,703)      1.5%            20%           Quarterly
Copper Beach                    7.1%             5,132,802       (67,198)        1%            20%           Quarterly
Cornerstone Int'l               1.8%             1,302,241       (97,759)      0.5%            20%            Monthly
CRG Partners                    4.9%             3,519,333       (80,667)        2%            20%            Monthly
Double Black Diamond            4.3%             3,111,009        11,009         1%            20%           Quarterly
FX Concepts                     2.5%             1,836,754       (63,246)      1.5%            20%            Monthly
Glenview Institutional          6.9%             5,038,098       238,098         1%            20%            Monthly
Golden Tree Opp                 7.4%             5,369,884        69,884         2%            20%          Semi-Annual
Grossman Currency               3.3%             2,396,923        (3,077)        3%            25%            Monthly
Kinetic Partners                7.3%             5,303,513       103,513         1%            20%            Monthly
Kottke Arbitrage                3.3%             2,375,860        75,860         2%            20%            Monthly
LibertyView Credit              3.3%             2,421,662        21,662         1%            20%           Quarterly
Maverick Levered                5.0%             3,654,487        54,487         1%            20%           Quarterly
Neon Liberty                    2.0%             1,432,322        32,322       1.5%            20%           Quarterly
Para Partners                   8.2%             5,989,548       (10,452)     1.25%            20%           Quarterly
Salem Futures                   2.5%             1,821,326      (178,674)        2%            20%           Quarterly
Smith Breeden                   4.3%             3,124,880        24,880         1%            20%           Quarterly
TGM Eagle                       4.2%             3,085,397       (14,603)      1.5%            20%             Daily
Ventus US$                      4.0%             2,887,179       187,179         2%            20%            Monthly
Winton Futures                  2.9%             2,105,108       105,108         1%            20%            Monthly
Zaxis Equity                    1.3%               974,174       (25,826)        1%            20%           Quarterly
                              ------------------------------------------
Total                         100.0%           $72,711,282    $  311,282
                              ==========================================


14      MULTI-STRATEGY HEDGE OPPORTUNITIES LLC       MARCH 31, 2005

Notes to Financial Statements (concluded)

6. Short-Term Borrowings:

The Company is a party to a $50,000,000 credit agreement with Harris Trust and Savings Bank. The Company may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes including leverage. The Company may borrow up to the maximum amount allowable under the Company's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Company pays a commitment fee of .375% per annum based on the unused portion of the Fee Cap (a minimum of $20,000,000) as defined in the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at the Company's election, the federal funds rate plus 1.75% or a base rate, as defined in the credit agreement, minus 1%. The Company did not borrow under the credit agreement during the three months ended March 31, 2005.

7. Risk Factors:

An investment in the Company involves a high degree of risk, including the risk that the entire amount invested may be lost. The Company allocates assets to Portfolio Managers and invests in Portfolio Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counterparty defaults. No guarantee or representation is made that the investment program will be successful.

8. Subsequent Event:

Throughout the normal course of business on April 1, 2005, there were additional capital contributions of $10,409,843 to the Company.


        MULTI-STRATEGY HEDGE OPPORTUNITIES LLC       MARCH 31, 2005           15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Multi-Strategy Hedge Opportunities LLC:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Multi-Strategy Hedge Opportunities LLC as of March 31, 2005, the related statements of operations, changes in net assets and cash flows, and the financial highlights for the period January 3, 2005 (commencement of operations) to March 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodian and financial intermediaries; where replies were not received from financial intermediaries, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Multi-Strategy Hedge Opportunities LLC as of March 31, 2005, the results of its operations, the changes in its net assets, its cash flows, and its financial highlights for the period January 3, 2005 through March 31, 2005, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Philadelphia, Pennsylvania
May 20, 2005


16      MULTI-STRATEGY HEDGE OPPORTUNITIES LLC       MARCH 31, 2005

Officers and Directors

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  President of MLIM/FAM-advised funds since 2005;       124 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  President of MLIM and FAM since 2001; Co-Head         163 Portfolios
            08543-9011     Director              (Americas Region) thereof from 2000 to 2001 and
            Age: 50                              Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc. ("Princeton
                                                 Services") since 2001; President of Princeton
                                                 Administrators, L.P. ("Princeton Administrators")
                                                 since 2001; Chief Investment Officer of Oppenheimer
                                                 Funds, Inc. in 1999 and Executive Vice President
                                                 thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or
              FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the
              Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators, L.P. Directors
              serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund
              President, Mr. Doll serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
David O.    P.O. Box 9095  Director     2004 to  Professor of Finance and Economics at the Columbia    15 Funds        None
Beim        Princeton, NJ               present  University Graduate School of Business since 1991;    18 Portfolios
            08543-9095                           Chairman of Outward Bound U.S.A. from 1997 to
            Age: 64                              2001; Chairman of Wave Hill, Inc. since 1990; Trustee
                                                 of Phillips Exeter Academy from 2002 to present.
------------------------------------------------------------------------------------------------------------------------------------
James T.    P.O. Box 9095  Director     2004 to  Chief Financial Officer of JPMorgan & Co., Inc. from  15 Funds        None
Flynn       Princeton, NJ               present  1990 to 1995 and an employee of JPMorgan in           18 Portfolios
            08543-9095                           various capacities from 1967 to 1995.
            Age: 65
------------------------------------------------------------------------------------------------------------------------------------
W. Carl     P.O. Box 9095  Director     2004 to  Mizuho Financial Group, Professor of Finance; Senior  15 Funds        None
Kester      Princeton, NJ               present  Associate Dean and Chairman of the MBA Program        18 Portfolios
            08543-9095                           of Harvard Business School since 1999; Member of
            Age: 53                              the faculty of Harvard Business School since 1981;
                                                 Independent consultant since 1978.
------------------------------------------------------------------------------------------------------------------------------------
Karen P.    P.O. Box 9095  Director     2004 to  President of Robards & Company, a financial advisory  15 Funds        None
Robards     Princeton, NJ               present  firm since 1987; formerly an investment banker with   18 Portfolios
            08543-9095                           Morgan Stanley for more than ten years; Director of
            Age: 55                              Enable Medical Corp. since 1996; Director of
                                                 AtriCure, Inc. since 2000; Director of CineMuse Inc.
                                                 from 1996 to 2000; Director of the Cooke Center for
                                                 Learning and Development, a not-for-profit
                                                 organization, since 1987.
            ------------------------------------------------------------------------------------------------------------------------
            * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------


        MULTI-STRATEGY HEDGE OPPORTUNITIES LLC       MARCH 31, 2005           17

Officers and Directors (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         2004 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and                   since 2004; Vice President of FAMD since 1999; Vice President of MLIMand FAM from
            Age: 44        Treasurer             1990 to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President,
                                                 Treasurer and Secretary of the IQ Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Fabio P.    P.O. Box 9011  Vice         2004 to  Managing Director of MLIM since 2000; Chief Investment Officer of MLIM's
Savoldelli  Princeton, NJ  President    present  Alternative Strategies division since 2003.
            08543-9011
            Age: 43
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
            08543-9011     Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
            Age: 53                              Investment Management from 2002 to 2004; Managing Director and Global Director of
                                                 Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                                 Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                                 Financial from 1995 to 2000; Senior Counsel in the Commission's Division of
                                                 Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and
            08543-9011                           Princeton Services since 2004.
            Age: 45
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

PFPC Trust Company
8800 Tinicum Boulevard
3rd Floor, Suite 200
Philadelphia, PA 19153

Administrator & Escrow Agent

PFPC, Inc.
301 Bellevue Parkway
Wilmington, DE 19809

--------------------------------------------------------------------------------
Effective January 1, 2005, Terry K. Glenn retired as President and Director of Multi-Strategy Hedge Opportunities LLC. The Fund's Board of Directors wishes Mr. Glenn well in his retirement.

Effective January 1, 2005, Robert C. Doll, Jr. became President and Director of the Fund.
--------------------------------------------------------------------------------


18      MULTI-STRATEGY HEDGE OPPORTUNITIES LLC       MARCH 31, 2005

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        MULTI-STRATEGY HEDGE OPPORTUNITIES LLC       MARCH 31, 2005           19

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

Multi-Strategy Hedge Opportunities LLC seeks high total return over a full market cycle through investments in hedge funds and other investment vehicles pursuing alternative investment strategies.

This report, including the financial information herein, is transmitted for use only to the shareholders of Multi-Strategy Hedge Opportunities LLC for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Past performance results shown in this report should not be considered a representation of future performance.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Multi-Strategy Hedge Opportunities LLC
Box 9011
Princeton, NJ
08543-9011

                                                                    #MHO -- 3/05

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) David O. Beim, (2) W. Carl Kester, (3) James T. Flynn and (4) Karen P. Robards.

         The registrant's board of directors has determined that David O. Beim,
         W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

         Mr. Beim has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. For 25 years, Mr. Beim was an investment banker actively engaged in financial analysis for securities transactions and mergers. These transactions presented a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements. Mr. Beim has also been a professor of finance and economics at the Columbia University Graduate School of Business for the past 11 years.

         Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements.

         Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is the member of the Audit Committees of two privately held companies and a non-profit organization.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending March 31, 2005 - $30,000
                                  Fiscal Year Ending March 31, 2004 - $N/A

         (b) Audit-Related Fees - Fiscal Year Ending March 31, 2005 - $0
                                  Fiscal Year Ending March 31, 2004 - $N/A

         (c) Tax Fees -           Fiscal Year Ending March 31, 2005 - $0
                                  Fiscal Year Ending March 31, 2004 - $N/A

         (d) All Other Fees -     Fiscal Year Ending March 31, 2005 - $0
                                  Fiscal Year Ending March 31, 2004 - $N/A

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending March 31, 2005 - $10,018,400
             Fiscal Year Ending March 31, 2004 - $16,708,160

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         David O. Beim
         James T. Flynn
         W. Carl Kester
         Karen P. Robards

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable at this time

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Multi-Strategy Hedge Opportunities LLC


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Multi-Strategy Hedge Opportunities LLC

Date: May 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Multi-Strategy Hedge Opportunities LLC

Date: May 23, 2005


By: /s/ Donald C. Burke
    -----------------------
    Donald C. Burke,
    Chief Financial Officer of
    Multi-Strategy Hedge Opportunities LLC

Date: May 23, 2005